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Harrah's Entertainment Completes Acquisition of JCC Holding Company

LAS VEGAS, December 10, 2002—Harrah's Entertainment, Inc. (NYSE:HET) announced today that it has completed its acquisition of JCC Holding Company, the owner of Harrah's New Orleans Casino.

The transaction was formally approved by JCC shareholders at a special shareholders meeting December 9. More than 99.9 percent of the shares which were voted at the meeting were cast in favor of the transaction. That represents 95.28 percent of the total number of outstanding shares.

With the closing, JCC has been merged into a Harrah's affiliate and has become a wholly owned subsidiary of the company.

"With the completion of this transaction, we plan to focus our energies on evaluating a number of important capital improvements to Harrah's New Orleans, including the completion of the property's second floor," said Phil Satre, chairman and chief executive of Harrah's Entertainment. "We are optimistic about the future of Harrah's New Orleans, and see this merger as a compelling growth opportunity for our company."

Founded 65 years ago, Harrah's Entertainment, Inc. operates 26 casinos in the United States, primarily under the Harrah's brand name. Harrah's Entertainment is focused on building loyalty and value with its target customers through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership.

Additional information about Harrah's Entertainment is available at www.harrahs.com.

This release includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contains words such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "continue" or "pursue," or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings and future financial results. We have based these forward-looking statements on our current expectations and projections about future events.

We caution the reader that forward-looking statements involve risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission:

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  the effect of economic, credit and capital market conditions on the economy in general, and on gaming and hotel companies in particular;
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  construction factors, including delays, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues;
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  our ability to timely and cost effectively integrate into our operations the companies that we acquire;
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  access to available and feasible financing;
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  changes in laws (including increased tax rates), regulations or accounting standards, third-party relations and approvals, and decisions of courts, regulators and governmental bodies;
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  litigation outcomes and judicial actions, including gaming legislative action, referenda and taxation;
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  ability of our customer-tracking and yield-management programs to continue to increase customer loyalty;
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  our ability to recoup costs of capital investments through higher revenues;
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  acts of war or terrorist incidents;
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  abnormal gaming holds, and
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  the effects of competition, including locations of competitors and operating and market competition.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Harrah's Entertainment Completes Acquisition of JCC Holding Company